UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21980

Alpine Total Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher, LLP 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 - October 31, 2015

Item 1: Shareholder Report

Total Dynamic Dividend Fund

October 31,

2015

Annual Report

Alpine View
October 31, 2015

Dear Shareholders:

A few of the watchwords for financial markets over the past year included excess liquidity, unicorn valuations, risk-on/risk-off, deflation, income inequality and, unfortunately, terrorism. Perhaps there is another way to describe the overarching themes driving the markets as we enter the eighth year of recovery since the Great Financial Recession. The markets are still captive to the complexity and contradiction of fundamental data. Alpine believes that this condition stems from the unfocused, weak economic expansion. Atypically, the markets are dependent not upon the leadership of governments or industry but from central banks. Historically, economic leadership has not been the role of central banks. However, corporate spending has been limited and government stimulus has been constrained by either ideology (austerity) or weak tax revenues. This has placed an unusual burden on central banks, worldwide, which are designed and staffed to balance or neutralize unfavorable economic forces. Perhaps that is why both consumer and business confidence has been weak during this cycle as central banks have, by default, become the primary source of both economic stimulus and direction during the past six years, yet by their nature, they can only provide monetary leadership.

As we look back on fiscal year 2015, and prepare for 2016, the slow recovery of both global economies and evolving capital markets is very clear. Nonetheless, this has been an eventful year filled with notable shifts and even dramatic reversals leading to periods of increased volatility. The dominant factors have been the anticipated emergence of divergent interest rate trends between cyclically advancing countries and those which lag behind. At the start of 2015, it was clear to the markets that the Federal Reserve was done with quantitative easing (QE), — after first signaling this intention back in May 2013 — to the point where the Fed was about to raise interest rates. Also, at the beginning of the year it was clear that the European Central Bank (ECB) was about to embark upon a program of quantitative easing trailing the Fed’s lead by over five years.

As we embark upon 2016, the Fed seems likely to finally raise interest rates, if only by a quarter percent, while the ECB has announced an extension of QE into 2017. Long-term trends remain in place, so we believe that this divergence between slowly strengthening economies and still weak, lagging countries, may continue for another two to three years, taking us into 2018. It is conceivable that even more time will be required before another global super cycle of demand exceeding supply emerges. At minimum, any major global upswing of demand for goods and services may take three to five years to emerge. This suggests that inflation may not become a significant threat for such a period of time. The upshot is that we may see U.S. interest rates gradually increase over several years by 100 to 250 basis points towards normalized historical levels. We believe the ECB is at least three years behind the Fed. This also suggests that we may be experiencing an historically extended period of economic growth without recession that could last into the next decade.

Members of our Investment team, with respect to their areas of expertise, have made the following observations covering both the past year and the new year. Bruce Ebnother, a member of our real estate investment team noted that “Unlike typical recovery cycles ... only a moderate amount of new supply has come online.” Mark Austin, who covers global housing stocks, commented that “wages (in the U.S.) have grown faster over the past year than at any other point during this recovery since 2008 and unemployment has dropped to its lowest level since then. Despite this, industry fundamentals continue to point to merely another year of slow but steady growth”. He is, however, more optimistic because in 2018 “40 million millennials will turn 25, an age when historically increased numbers begin looking for new homes. Already, we are experiencing a pick-up in household formation.” So, it appears that both commercial and residential real estate in the U.S., among other countries, is undersupplied from a cyclical perspective and demand is underpinned by solid fundamentals.

In contrast, the energy and mining sectors have only recently experienced a significant downdraft in demand at a time where productive capacity hit a new peak. Thus, over the past year, we have only begun to see a modest reduction of output despite a significant collapse in prices due to the excesses of the commodity sector. Sarah Hunt, who follows industrial companies and the oil sector, in particular, as part of our commodities team, observed that the old oil industry adage that “low prices cure low prices” (where supplies typically reduce production in the face of falling prices only when the cost of extraction is higher than the sales price) did not hold true as “large fiscal inventories ... and current future strip pricing is not predicting a quick fix for low oil prices”. Thus, we believe consumers and certain industries should continue to benefit from the lowest oil prices since 2004, roughly 60% below peak levels. This could last well into 2016, before gradually moving higher.

Supply-side issues have generally not been such a factor in the healthcare sector as demand growth continues. Jonathan Gelb, who follows the healthcare sector for us, notes that “companies that produce clinically different drugs that create cost savings will remain insulated from pricing pressure, however, companies whose models depend on aggressive pricing actions without significant innovation are likely to see growth impacted as soon as 2016.” No doubt his comments apply to both Turing Pharmaceutical and Valent Pharmaceuticals, which relied upon repackaging acquired medication at higher prices for a captive marketplace. With limited innovation, he believes that consolidation “is a theme that will likely continue into 2016, since nearly $265 billion worth of mergers or acquisitions (M&As) were announced during 2015.

Another area where acquisitions have been on the rise, creating revenue and hopefully, earnings growth, has been the financial sector. Peter Kovalski, who follows regional banks and financial services for us, noted that M&A activity in the U.S. for 2015 to date has totaled 243 announced deals. What’s notable is that this volume is only slightly behind last year’s level of 284 deals, the most since 2006 when 299 transactions took place. The difference is one of scale as the aggregate deal value in 2006 was $109 billion compared to only $19 billion in 2014. Thus, the typical transaction was less than a fifth of the size of previous transactions in 2006, suggesting that

Annual Report | October 31, 2015	1

Alpine View (Continued)
October 31, 2015

“the main driver behind these small bank deals is the rising cost of regulatory compliance ... a burden which is not going away.” The implication of this trend is that small local banks may not be as competitive in their local markets as larger, regional players. This may accelerate the underlying consolidation trend in which the number of banks in the U.S. has fallen from 14,907 in 1984 to 5,410 in 2015.

In a world where the pie is only growing slowly or for just a few, where their industry or market share is shrinking due to regulations, technological change or better-capitalized competition, the best business alternative may be a merger or acquisition. Indeed, Brian Hennessey, who follows commodity-related businesses in the mining and industrial materials companies for us, described 2015 as “the year of the mega mergers.” He expects this to continue in 2016 as “many forces driving consolidation across the developed world with low interest rates and high uncertainty with respect to the regulatory and macro-economic backdrop.” Naturally such consolidation can create opportunities for both astute and opportunistic acquirers as well as for companies whose shares have been undervalued by the market place. The broad economic implications of strategic or complementary consolidation is that it encourages buyers to shut the least effective operators or least efficient producers, which curtails excess production, permitting supply and demand to find equilibrium levels faster than they might otherwise. Companies structured merely to grow through acquisitions, however, may lose their luster if they cannot innovate or continue to find M&A opportunities for expansion. Such risks have driven the market to place of particularly high earnings multiples on technological leaders including Facebook, Amazon, Netflix and Google (now known as Alphabet), among others which are expanding geographically, across platforms and market segments, while both making acquisitions and pushing innovation in ways that portend an extended period of revenue expansion.

As we look forward to 2016 and beyond, we should note that a key fundamental driver of growth is in fact demographic. That is, continual global population growth and the trending evolution of agrarian populations moving to urban industrial lifestyles, transitioning from subsistence to higher levels of productivity. This ongoing shift has not only been true of emerging countries but even here at home where many recent college graduates have chosen to live in urban settings, leading to a rebirth of a number of downtowns throughout the U.S. This has put extra demands upon infrastructure while creating new nodes for consumer activity, which, of course, has led to rising real estate values in many places. The rapidly expanding capacity to make the world our “oyster,” no longer depending upon local merchants or service providers to enhance our lifestyle, may prove to be an affirmation of our technological prowess even though there might be a range of social consequences. That said, the increased access to information, as well as goods and services, is opening up new avenues for creativity on both personal and societal levels. Those companies that can benefit from these different trends— old and new, small and large-should be able to generate attractive growth. As the global economy gradually returns to normalized levels of expansion, we would anticipate that the period of corporate consolidation through M&A will evolve towards a new period of capital investment and innovation. Even though this recent period of economic recovery has been quite extended, we are optimistic that the longer-term dynamic for continued expansion will become more apparent in the months and quarters ahead of us.

Thank you for your interest and support.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that fund.

This letter and the letter that follow represent the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Risk on/Risk off refers to changes in investment activity in response to global economic patterns.

Unicorn valuations is a term which denotes a start-up company whose valuation has exceeded $1 billion.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary
October 31, 2015

Dear Shareholders:

For the fiscal year ended October 31, 2015, the Alpine Total Dynamic Dividend Fund (“AOD”) generated a total return of 4.39% and a 0.07% return on the market price of AOD, versus the MSCI All Country World Index which had a total return of -0.03%. All returns include reinvestment of all distributions. The Fund distributed $0.684 per share during the fiscal year.

Performance Drivers

Despite a bout of turbulence, global equities managed to eke out a modest gain during the 12 month period ended October 31, 2015. During the month of August 2015, the Chicago Board Options Exchange Volatility Index (VIX) spiked by over 200% from its trough to its peak, in a vivid reminder of the heightened volatility witnessed in 2011. There were a number of factors that increased investor unease, including the devaluation of the Chinese Renminbi, general weakness in emerging market economies, the uncertainty of when the Federal Reserve Bank would begin increasing interest rates, commodity weakness, and concerns over the potential for new drug price regulations in the United States. While the volatility did subside as autumn wore on, the dispersion in the performance of stocks worldwide remained stark. The total return of the S&P 500® Index, at 5.20% contrasted sharply with that of the MSCI Europe Index (up 0.17% in U.S. Dollar terms) and the MSCI Emerging Market Index (down 14.53%). With economic prospects in the US remaining relatively sanguine as compared to most other countries, particularly in Europe, the US trade-weighted Dollar Index rose by about 13% during the period, driven largely by the 12% depreciation in the Euro.

On a sector basis, consumer staples, consumer discretionary and industrials had the greatest positive effect on the absolute total return of the Fund. The financials, energy and telecommunication services sectors had the greatest negative effect on the absolute performance of the Fund. On a relative basis, the industrials sector generated the largest outperformance versus the MSCI All Country World Index, followed by materials and energy. The financials, consumer discretionary and information technology sectors were the worst relative performers during the period.

Portfolio Analysis

The top five contributors to the Fund’s performance for the fiscal year ended October 31, 2015 based on contribution to total return were China CNR Corp, Avago Technologies, China Railway Construction Corp (CRCC Corp), DS Smith and Walgreens Boots Alliance.

•	China CNR (now known as CRRC Corp.) is China’s only railway equipment manufacturer. At the end of 2014, the Chinese government merged China CNR and China CSR to form CRRC, which has a monopoly on domestic railway equipment manufacturing in China. We expect CRRC to continue to benefit from favorable government policy supporting domestic railway fixed asset investment and promoting the overseas export of China’s railway expertise via its “One Belt, One Road” program.
•	Semiconductor manufacturer Avago Technologies received a boost from the announcement of its strategic and accretive acquisition of Emulex, completed in May 2015. From a fundamental standpoint, Avago continued to benefit from the roll out of next generation (4G LTE) wireless networks, which is stimulating demand for the company’s radiofrequency (RF) filtering products. The company also benefited from the recent merger of two if its competitors: TriQuint and RF Micro Devices, a long term positive for the industry.

•	China Railway Construction Corp (CRCC) is a diversified engineering and construction company in China. The stock’s outperformance was driven by China’s ‘One Belt, One Road’ program, which promotes overseas railway and road construction by Chinese companies. In 2015, CRCC was involved in project awards in Nigeria, Saudi Arabia, Dhaka and Indonesia, with potential future awards in Thailand, Poland, India, Latin America and the United States. A potential merger with China Railway Group, similar to China CNR and China CSR, could be an additional catalyst.

•	European packaging company DS Smith announced an accretive acquisition of recycled corrugated packaging company Duropack, which will extend and bolster the company’s transformation from a UK centric business to a fully pan-European packaging solutions provider. DS Smith also delivered strong core operating performance with market share gains, operating margin improvement and accelerating return on capital employed.

•	Walgreen Boots Alliance, one of the largest drugstore chains in the world with over 13,000 stores, received accolades from investors following the first analyst meeting led by its newly revamped management team, as the company laid out a strategic plan to enhance margins by refreshing stores, improving merchandising and utilization of floor space, and reducing promotional spend. Walgreen also continued to capitalize on the wave of generic drug launch activity through its distribution agreement with AmerisourceBergen. Finally, investors cheered its progress in reaping purchasing benefits from the Alliance Boots acquisition.

The bottom five contributors to the Fund’s performance for the fiscal year ended October 31, 2015 based on contribution to total return were Rumo Logistica Operadora Multimodal S.A., NorthStar Realty Finance Corp, Canadian Pacific Railway, The Williams Companies, and BR Malls Participacoes.

•	Rumo Logistica Operadora Multimodal is a railway concession operator in Brazil, formed through the merger of America Latina Logistica and Rumo Logistica Operadora Multimodal. Stock performance suffered as financial results continued to deteriorate, partly as a result of the slowdown in the Brazilian economy. New management has laid out short- and long-term plans to reduce costs and deploy new capital.

•	NorthStar Realty is a real estate investment trust (REIT) that originates, acquires and manages portfolios of commercial real estate properties as well as related securities. The stock came under pressure in part because investors soured on the broader REIT industry ahead of an expected Fed rate hike. In addition,

Annual Report | October 31, 2015	3

Manager Commentary (Continued)
October 31, 2015

some investors may have been caught off guard by the company’s shift to an externally managed structure along with capital management actions tied to recent acquisitions. Finally, the spinoff of its European assets into NorthStar Europe brought with it some uncertainty as there are few U.S. listed stocks holding European real estate assets.

•	Canadian Pacific Railway (CP) is a Class 1 transcontinental railway company serving Canada and the United States. CP’s stock declined as rail volumes decreased; specifically coal and energy related carloads were weak. An additional headwind was the strong U.S. dollar. Despite these issues, the company has continued to improve operations, as evidenced by the record operating ratio it reported in the third quarter of 2015.

•	The Williams Companies is a midstream company with an extensive network of natural gas and natural gas liquids infrastructure. The company’s underlying fundamentals deteriorated due to declining natural gas liquids margins, and a key customer, Chesapeake Energy, endured financial distress as natural gas prices declined. Investors also soured on the merger between Energy Transfer Equity and Williams, implying that the low price paid for Williams suggested a bearish statement regarding midstream valuations.

•	BR Malls Participacoes, the largest shopping center company in Brazil, came under pressure due largely to the combination of weakening consumer confidence and proposed fiscal adjustments, dampening investor interest in the sector’s defensive characteristics. The rising rate environment and tenant sales growth dipping below inflation further contributed to share weakness in the period. The Fund has since exited the position.

We have hedged a portion of our currency exposures to the Euro, the Swiss Franc, the Japanese Yen and the British Pound. The currency hedge mitigated a portion of the overall negative impact of currency in the portfolio. We have also used leverage at times in the execution of the strategy of the Fund during the fiscal year.

Summary & Outlook

As we look towards 2016, we see a market environment that remains fairly uncertain. While the U.S. economy appears to be in a sustained growth trajectory, it is challenged by a partisan environment in Washington D.C. and numerous external headwinds including soft export markets and geopolitical uncertainties relating to key trading partners. It is entirely plausible that the U.S. stock market will be stuck in a holding pattern, supported on the one hand by a benign macro environment and solid corporate earnings growth, but at the same time wrestling with the prospect of the first Federal Funds rate hike in many years.

The setting in Europe appears a bit more favorable. Europe is benefiting from multiple tailwinds: growth is picking up, as evidenced by the persistent strength of the Markit Index of Manufacturing in the Eurozone, the exchange rate has remained far lower than in 2014, and corporate profits are improving. And in contrast to the Fed’s pulling back of the monetary punch bowl, the party is just getting started in Europe, with its own version of quantitative easing now under way.

The Asia-Pacific region is mixed, but there are some bright spots. Prime Minister Shinzo Abe’s ‘Abenomics’ appears to be gaining traction in Japan, with the labor market strengthening and corporate earnings growth amongst the most buoyant in the world. And while China’s transition to a consumer-led economy has been a bumpy ride, policy-makers are taking full advantage of their formidable array of tools, including monetary, fiscal and exchange-rate policy, and we are beginning to see some green shoots.

Sincerely,

Brian Hennessey

Joshua Duitz

Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. For fiscal year 2015, approximately 0.6% of the distributions Alpine Total Dynamic Dividend Fund paid were through a return of capital. A return of capital distribution does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Manager Commentary (Continued)
October 31, 2015

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Annual Report | October 31, 2015	5

Manager Commentary (Continued)
October 31, 2015

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Accretive is the growth or increase by gradual addition.

The Chicago Board Options Exchange Volatility Index (VIX) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes

Market Index of Manufacturing measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Operating ratio is a company’s operating expenses as a percentage of revenue. This financial ratio is most commonly used for industries which require a large percentage of revenues to maintain operations.

Return on capital is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The S&P 500® Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2014 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

US trade-weighted dollar index, also known as the broad index, is a measure of the value of the United States dollar relative to other world currencies.

An investor cannot invest directly in an index.

Diversification does not guarantee a profit or protect from loss in a declining market.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary (Continued)
October 31, 2015

PERFORMANCE(1) As of October 31, 2015 (Unaudited)

	Ending Value
	as of 10/31/15	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Total Dynamic Dividend Fund | NAV (3)(4)	$9.56	4.39%	10.28%	6.39%	-2.07%
Alpine Total Dynamic Dividend Fund | Market Price (4)	$8.01	0.07%	7.08%	3.66%	-4.54%
MSCI All Country World Index		-0.03%	9.92%	7.68%	3.40%
S&P 500® Index		5.20%	16.20%	14.33%	6.68%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Commenced operations on January 26, 2007. IPO split adjusted price of $40 used in calculating performance information for the market price.
(3)	Performance at NAV includes fees and expenses.
(4)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
Apple, Inc.	1.85%	United States
Snap-on, Inc.	1.65%	United States
EMC Corp.	1.41%	United States
CVS Health Corp.	1.34%	United States
Mondelez International, Inc.-Class A	1.33%	United States
Anheuser-Busch InBev NV-SP ADR	1.27%	Belgium
CMS Energy Corp.	1.25%	United States
Dollar General Corp.	1.24%	United States
Eversource Energy	1.21%	United States
Medtronic PLC	1.21%	United States
Top 10 Holdings	13.76%

TOP 5 COUNTRIES* (Unaudited)
United States	57.1%
United Kingdom	9.4%
Switzerland	4.8%
Japan	2.9%
Canada	2.9%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Annual Report | October 31, 2015	7

Manager Commentary (Continued)
October 31, 2015

REGIONAL ALLOCATION** As of October 31, 2015 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2015 (Unaudited)

Schedule of Portfolio Investments
October 31, 2015

	Security
Shares	Description	Value

Common Stocks-93.0%
Aerospace & Defense-0.6%
54,500	Raytheon Co.	$6,398,300
Air Freight & Logistics-1.2%
49,000	FedEx Corp.	7,646,450
700,000	Royal Mail PLC	4,805,319
		12,451,769
Airlines-0.7%
200,000	Japan Airlines Co., Ltd.	7,590,951
Auto Components-2.0%
63,000	Delphi Automotive PLC	5,240,970
1,898,000	GKN PLC	8,403,344
138,000	Magna International, Inc.	7,276,740
		20,921,054
Automobiles-1.0%
679,000	Ford Motor Co.	10,055,990
Banks-4.3%
540,815	Banco Bilbao Vizcaya Argentaria SA	4,662,508
466,000	Bangkok Bank PCL-NVDR	2,194,559
319,667	Citizens Financial Group, Inc.	7,767,908
204,000	Hana Financial Group, Inc.	4,974,519
461,000	Mitsubishi UFJ Financial Group, Inc.	3,020,358
793,000	Regions Financial Corp.	7,414,550
361,500	Standard Chartered PLC	4,020,277
55,000	Sumitomo Mitsui Financial Group, Inc.	2,215,132
147,500	Wells Fargo & Co.	7,985,650
		44,255,461
Beverages-1.3%
109,000	Anheuser-Busch InBev NV-SP ADR	13,006,970
Biotechnology-0.4%
32,700	Gilead Sciences, Inc.	3,535,851
Capital Markets-2.7%
295,500	Daiwa Securities Group, Inc.	2,037,669
292,000	Invesco, Ltd.	9,685,640
106,500	Lazard, Ltd.-Class A	4,933,080
425,811	Mediobanca SpA	4,284,425
140,000	Schroders PLC	6,438,027
		27,378,841
Chemicals-1.8%
639,000	Clariant AG (a)	11,765,694
106,000	Symrise AG	6,982,119
		18,747,813
Commercial Services & Supplies-1.8%
149,400	ISS A/S	5,258,027
137,000	KAR Auction Services, Inc.	5,260,800
452,500	RR Donnelley & Sons Co.	7,633,675
		18,152,502
	Security
Shares	Description	Value

Communications Equipment-2.1%
286,000	Cisco Systems, Inc.	$8,251,100
68,500	Harris Corp.	5,420,405
1,107,000	Nokia OYJ	8,241,208
		21,912,713
Construction & Engineering-1.7%
4,329,000	China Railway Construction Corp., Ltd.-Class H	6,512,546
157,500	Vinci SA	10,630,705
		17,143,251
Consumer Finance-1.1%
195,000	Discover Financial Services	10,962,900
Containers & Packaging-0.8%
416,000	DS Smith PLC	2,481,852
77,500	Packaging Corp. of America	5,304,875
		7,786,727
Diversified Financial Services-1.4%
403,000	Bank of America Corp.	6,762,340
146,000	Citigroup, Inc.	7,762,820
		14,525,160
Diversified Telecommunication Services-1.2%
172,000	BT Group PLC-SP ADR	12,327,240
Electric Utilities-1.2%
245,000	Eversource Energy	12,480,300
Electronic Equipment, Instruments & Components-1.0%
160,000	TE Connectivity, Ltd.	10,310,400
Food & Staples Retailing-1.4%
140,000	CVS Health Corp.	13,829,200
Food Products-3.6%
296,500	Mondelez International, Inc.-Class A	13,686,440
128,000	Nestle SA	9,789,873
199,800	Pinnacle Foods, Inc.	8,807,184
65,000	The Kraft Heinz Co.	5,068,050
		37,351,547
Health Care Equipment & Supplies-1.7%
168,000	Medtronic PLC	12,418,560
52,000	Zimmer Biomet Holdings, Inc.	5,437,640
		17,856,200
Health Care Providers & Services-3.5%
35,800	Anthem, Inc.	4,981,570
34,000	HCA Holdings, Inc. (a)	2,338,860
39,200	Humana, Inc.	7,002,296
62,000	McKesson Corp.	11,085,600
47,000	UnitedHealth Group, Inc.	5,535,660
42,700	Universal Health Services, Inc.-Class B	5,213,243
		36,157,229

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2015	9

Schedule of Portfolio Investments
October 31, 2015

	Security
Shares	Description	Value

Hotels, Restaurants & Leisure-1.9%
117,000	Carnival Corp.	$6,327,360
58,000	McDonald’s Corp.	6,510,500
69,000	Royal Caribbean Cruises, Ltd.	6,786,150
		19,624,010
Household Durables-1.3%
124,330	CalAtlantic Group, Inc. (a)	4,735,730
169,500	Lennar Corp.-Class A	8,486,865
		13,222,595
Household Products-1.8%
79,700	Colgate-Palmolive Co.	5,288,095
118,000	Energizer Holdings, Inc.	5,053,940
277,000	Svenska Cellulosa AB SCA-B Shares	8,170,374
		18,512,409
Independent Power and Renewables-1.2%
42,673	Abengoa Yield PLC	790,731
382,000	NRG Yield, Inc.-Class C	5,516,080
269,720	Pattern Energy Group, Inc.	6,308,751
		12,615,562
Industrial Conglomerates-0.4%
319,000	CK Hutchison Holdings, Ltd.	4,399,801
Insurance-1.0%
47,300	Allianz SE	8,288,345
113,654	Japan Post Holdings Co., Ltd. (a)	1,318,601
22,772	Japan Post Insurance Co., Ltd. (a)	415,169
		10,022,115
IT Services-2.1%
113,000	Accenture PLC-Class A	12,113,600
139,000	Computer Sciences Corp.	9,256,010
		21,369,610
Life Sciences Tools & Services-1.1%
87,900	Thermo Fisher Scientific, Inc.	11,495,562
Machinery-2.2%
4,311,450	CRRC Corp., Ltd.-Class H	5,529,354
102,500	Snap-on, Inc.	17,003,725
		22,533,079
Media-3.4%
146,000	CBS Corp.-Class B	6,791,920
99,000	Comcast Corp.-Class A	6,199,380
1,600,000	ITV PLC	6,225,595
49,200	The Walt Disney Co.	5,596,008
66,500	Time Warner, Inc.	5,010,110
247,500	WPP PLC	5,562,938
		35,385,951
Multi-Utilities-1.3%
355,000	CMS Energy Corp.	12,804,850
Multiline Retail-2.0%
188,000	Dollar General Corp.	12,740,760
1,024,500	Marks & Spencer Group PLC	8,102,160
		20,842,920

	Security
Shares	Description	Value

Oil, Gas & Consumable Fuels-7.6%
260,000	BP PLC-SP ADR	$9,282,000
60,500	Chevron Corp.	5,498,240
282,000	Enbridge, Inc.	12,038,580
214,000	Energy Transfer Partners LP	9,450,240
61,500	EOG Resources, Inc.	5,279,775
64,000	Exxon Mobil Corp.	5,295,360
133,500	Marathon Petroleum Corp.	6,915,300
69,500	Occidental Petroleum Corp.	5,180,530
114,500	Phillips 66	10,196,225
225,571	The Williams Cos., Inc.	8,896,520
		78,032,770
Pharmaceuticals-4.7%
158,000	AstraZeneca PLC-SP ADR	5,038,620
43,500	Bayer AG	5,804,752
46,000	Merck & Co., Inc.	2,514,360
117,800	Mylan NV (a)	5,193,802
129,500	Novartis AG-SP ADR	11,710,685
73,000	Pfizer, Inc.	2,468,860
19,000	Roche Holding AG	5,157,266
175,000	Teva Pharmaceutical Industries, Ltd.-SP ADR	10,358,250
		48,246,595
Real Estate Investment Trusts-5.7%
117,530	American Tower Corp.	12,015,092
116,000	Digital Realty Trust, Inc.	8,579,360
700,000	Fibra Uno Administracion SA de CV	1,534,950
780	Nippon Building Fund, Inc.	3,716,748
843,000	NorthStar Realty Finance Corp.	10,124,430
840,723	Scentre Group	2,482,011
220,000	Starwood Waypoint Residential Trust	5,412,000
302,500	The Geo Group, Inc.	9,761,675
674,738	Westfield Corp.	4,931,845
		58,558,111
Real Estate Management & Development-1.6%
4,210,000	Global Logistic Properties, Ltd.	6,731,672
357,000	Mitsui Fudosan Co., Ltd.	9,792,575
		16,524,247
Road & Rail-3.5%
76,000	Canadian Pacific Railway, Ltd.	10,678,000
109,000	Kansas City Southern	9,020,840
672,029	Rumo Logistica Operadora Multimodal SA (a)	1,279,043
70,000	Ryder System, Inc.	5,024,600
112,000	Union Pacific Corp.	10,007,200
		36,009,683

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
October 31, 2015

	Security
Shares	Description	Value

Semiconductors & Semiconductor Equipment-2.8%
387,500	Applied Materials, Inc.	$6,498,375
99,000	Avago Technologies, Ltd.	12,189,870
177,000	Intel Corp.	5,993,220
146,500	SK Hynix, Inc.	3,945,046
		28,626,511
Specialty Retail-0.8%
111,500	TJX Cos., Inc.	8,160,685
Technology, Hardware, Storage & Peripherals-4.5%
159,500	Apple, Inc.	19,060,250
551,500	EMC Corp.	14,460,330
7,400	Samsung Electronics Co., Ltd.	8,905,574
64,000	Western Digital Corp.	4,276,480
		46,702,634
Textiles, Apparel & Luxury Goods-1.3%
57,500	Carter’s, Inc.	5,225,600
120,000	VF Corp.	8,102,400
		13,328,000
Trading Companies & Distributors-0.5%
335,000	Ashtead Group PLC	5,164,358
Water Utilities-0.6%
108,500	American Water Works Co., Inc.	6,223,560
Wireless Telecommunication Services-1.2%
368,500	Vodafone Group PLC-SP ADR	12,149,445

TOTAL COMMON STOCKS (Cost $875,155,340)		955,693,432

EQUITY-LINKED STRUCTURED NOTES-1.1%
Multi-Utilities-1.1%
496,000	Veolia Environnement SA-Morgan Stanley BV	11,549,408

TOTAL EQUITY-LINKED STRUCTURED NOTES
(Cost $10,698,026)		11,549,408

Principal
Amount
Short-Term Investments-4.9%
$50,334,000	State Street Eurodollar Time Deposit, 0.01%	50,334,000

TOTAL SHORT-TERM INVESTMENTS (Cost $50,334,000)		50,334,000

Value

TOTAL INVESTMENTS (Cost $936,187,366)(b)—99.0%	$1,017,576,840

OTHER ASSETS IN EXCESS OF LIABILITIES—1.0%	10,647,665

TOTAL NET ASSETS 100.0%	$1,028,224,505

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	See Note 6 for the cost of investments for federal tax purposes.

Common Abbreviations

AG-Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S-Aktieselskab is the Danish term for a stock-based corporation.

BV-Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV-Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NVDR-Non-Voting Depositary Receipts
PCL-Public Company Limited
PLC-Public Limited Company

SA-Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV-Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SCA-Societe en Commandite par actions is the French equivalent of a limited partnership.

SE-SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SP ADR-Sponsored American Depositary Receipt

SpA-Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2015	11

Statement of Assets and Liabilities
October 31, 2015

ASSETS:

Investments, at value(1)	$1,017,576,840
Foreign currencies, at value(2)	28
Cash	718
Receivable from investment securities sold	16,311,551
Dividends receivable	7,437,231
Receivable for capital shares purchased	8,519
Other income receivable (Note 9)	3,658,455
Unrealized appreciation on forward currency contracts	3,025,438
Prepaid expenses and other assets	102,600
Total assets	1,048,121,380

LIABILITIES:

Payable for investment securities purchased	18,190,982
Unrealized depreciation on forward currency contracts	332,515
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	877,052
Administration fees	127,437
Trustee fees	38,034
Compliance fees	1,454
Other	329,401
Total liabilities	19,896,875
Net Assets	$1,028,224,505

NET ASSETS REPRESENTED BY:

Paid-in-capital	$3,889,890,786
Accumulated net realized loss from investments and foreign currency transactions	(2,944,498,723)
Net unrealized appreciation on investments and foreign currency translations	82,832,442
Net Assets	$1,028,224,505
Net asset value
Net assets	$1,028,224,505
Shares of beneficial interest issued and outstanding	107,593,339
Net asset value per share	$9.56
(1) Total cost of investments	$936,187,366
(2) Cost of foreign currencies	$27

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Year Ended October 31, 2015

INVESTMENT INCOME:

Dividend income	$83,270,380
Less: Foreign taxes withheld	(1,153,021)
Interest income	900
Other income (Note 9)	3,658,455
Total investment income	85,776,714

EXPENSES:

Investment advisory fee (Note 4)	11,093,107
Administration fee (Note 4)	268,432
Trustee fees	191,532
Printing and mailing fees	173,036
Accounting and custody fees	98,047
Legal fees	96,484
Audit and tax fees	93,240
Interest on loan (Note 7)	89,053
NYSE fees	85,725
Compliance fees	66,464
Insurance fees	32,738
Other fees	317,278
Total expenses	12,605,136
Net investment income	73,171,578

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain/(loss) from:
Investments	(5,546,871)
Foreign currency transactions	21,284,387
Net realized gain from investments and foreign currency	15,737,516
Change in net unrealized depreciation on:
Investments	(45,165,491)
Foreign currency translations	(9,780,335)
Change in net unrealized depreciation on investments and foreign currency	(54,945,826)
Net loss on investments and foreign currency	(39,208,310)
Increase in net assets from operations	$33,963,268

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2015	13

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014†
OPERATIONS:

Net investment income	$73,171,578	$69,887,984
Net realized gain (loss) from:
Investments	(5,546,871)	22,820,500
Foreign currency transactions	21,284,387	(1,864,696)
Change in net unrealized appreciation/(depreciation) on:
Investments	(45,165,491)	(18,855,558)
Foreign currency translations	(9,780,335)	12,144,288
Increase in net assets from operations	33,963,268	84,132,518

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 6):

From net investment income	(73,512,036)	(73,180,093)
From tax return of capital	(404,557)	—
Decrease in net assets from distributions to shareholders	(73,916,593)	(73,180,093)

CAPITAL SHARE TRANSACTIONS:

Repurchase of shares	(8,875,032)	(1,070,979)
Decrease in net assets from capital share transactions	(8,875,032)	(1,070,979)
Net increase (decrease) in net assets	(48,828,357)	9,881,446
Net Assets:
Beginning of year	1,077,052,862	1,067,171,416
End of year*	$1,028,224,505	$1,077,052,862

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of year	108,615,166	108,742,832 (1)
Common shares repurchased	(1,021,827)	(127,666)
Common shares outstanding – end of year	107,593,339	108,615,166

* Including undistributed (accumulated) net investment income (loss) of:	$—	$(256,653)

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.
(1)	Shares through January 20, 2014 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective January 21, 2014. See Note 8.

The accompanying notes are an integral part of these financial statements.
14

Financial Highlights
(For a share outstanding throughout each year)

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,
	2015		2014†	2013†(a)	2012†(a)	2011†(a)
PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of year	$9.92		$9.82 (a)	$9.22	$10.26	$11.80
Income from investment operations:
Net investment income	0.69		0.64	0.68	1.36	1.32
Net realized and unrealized gain (loss)	(0.38)		0.13	0.74	(1.08)	(1.52)
Total from investment operations	0.31		0.77	1.42	0.28	(0.20)

LESS DISTRIBUTIONS:

From net investment income	(0.68)		(0.67)	(0.82)	(1.32)	(1.34)
Tax return of capital	(0.00	)(b)	—	—	—	—
Total distributions	(0.68)		(0.67)	(0.82)	(1.32)	(1.34)
Anti-Dilutive effect of share repurchase program	0.01		—	—	—	—
Net asset value per share, end of year	$9.56		$9.92	$9.82	$9.22	$10.26
Per share market value, end of year	$8.01		$8.67	$8.34	$8.44	$9.80

Total return based on:
Net Asset Value(c)	4.39%		9.26%	17.60%	4.01%	(2.28)%
Market Value(c)	0.07%		12.44%	9.11%	(0.32)%	(2.19)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of year (000)	$1,028,225		$1,077,053	$1,067,171	$1,019,133	$1,134,041
Ratio of total expenses to average net assets(d)	1.16%		1.14%	1.19%	1.27%	1.35%
Ratio of net investment income to average net assets	6.74%		6.47%	7.24%	14.14%	11.00%
Portfolio turnover	127%		99%	192%	310%	367% (e)

Borrowing at End of year
Aggregate Amount Outstanding (000)	N/A		$8,301	$5,897	$51,500	$46,571
Asset Coverage Per $1,000 (000)	N/A		$130,757	$181,979	$20,789	$25,351

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	The amount is less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(d)	Ratio of total expenses to average net assets excluding interest expense was 1.15%, 1.13%, 1.18%, 1.23% and 1.29% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(e)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2015	15

Notes to Financial Statements
October 31, 2015

1. Organization:

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services – Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally

Notes to Financial Statements (Continued)
October 31, 2015

recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1	-	Unadjusted quoted prices in active markets/exchanges for identical investments.

Level 2	-	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting year end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Annual Report | October 31, 2015	17

Notes to Financial Statements (Continued)
October 31, 2015

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Consumer Discretionary	$141,541,205	$—	$—	$141,541,205
Consumer Staples	82,700,126	—	—	82,700,126
Energy	78,032,770	—	—	78,032,770
Financials	178,298,506	3,928,329	—	182,226,835
Health Care	117,291,437	—	—	117,291,437
Industrials	129,843,694	—	—	129,843,694
Information Technology	128,921,868	—	—	128,921,868
Materials	26,534,540	—	—	26,534,540
Telecommunication Services	24,476,685	—	—	24,476,685
Utilities	44,124,272	—	—	44,124,272
Equity-Linked Structured Notes	—	11,549,408	—	11,549,408
Short-Term Investments	—	50,334,000	—	50,334,000
Total	$951,765,103	$65,811,737	$—	$1,017,576,840

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$3,025,438	$—	$3,025,438
Liabilities
Forward Currency Contracts	—	(332,515)	—	(332,515)
Total	$—	$2,692,923	$—	$2,692,923
*	For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

For the year ended October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the year.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2015, open Federal and New York tax years include the tax years ended October 31, 2012 through 2015. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (Continued)
October 31, 2015

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

E. Foreign Currency Translation Transactions:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund held one equity-linked structured note as of October 31, 2015.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the year ended October 31, 2015, the Fund entered into nineteen forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $124,071,600. This is based on amounts held as of each month-end throughout the fiscal year.

Annual Report | October 31, 2015	19

Notes to Financial Statements (Continued)
October 31, 2015

The following forward currency contracts were held as of October 31, 2015:

						Unrealized
		Settlement		Settlement	Current	Appreciation/
Description	Counterparty	Date	Currency	Value	Value	(Depreciation)
Contracts Sold:
Swiss Franc	State Street Bank and Trust Company	12/09/15	28,600,000 CHF	$30,810,665	$28,968,002	$1,842,663
Euro	State Street Bank and Trust Company	12/09/15	30,500,000 EUR	34,247,382	33,556,640	690,742
British Pound	State Street Bank and Trust Company	12/09/15	18,800,000 GBP	29,468,624	28,976,591	492,033
Japanese Yen	State Street Bank and Trust Company	12/09/15	1,700,000,000 JPY	13,761,505	14,094,020	(332,515)
					$105,595,253	$2,692,923

I. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the year ended October 31, 2015. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the year. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the year.

The effect of derivative instruments in the Statement of Assets and Liabilities as of October 31, 2015:

		Unrealized
	Statement of Assets	Appreciation/
Derivatives	and Liabilities Location	(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$3,025,438
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(332,515)
Total		$2,692,923

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2015:

	Statement of	Net	Change in
	Operations	Realized	Net Unrealized
Derivatives	Location	Gain	Depreciation
	Net realized gain/(loss) from foreign currency transactions	$21,447,983

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(9,100,898)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2015 are as follows:

Purchases	Sales
$1,345,255,632	$1,388,171,833

The Fund did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2015.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Notes to Financial Statements (Continued)
October 31, 2015

5. Capital Transactions:

On February 27, 2013, the Board announced a new Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. During the year ended October 31, 2015, under the Repurchase Plan, the Adviser purchased 1,021,827 shares at an average price of $8.71, including commissions in the amount of $15,379. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 14.30%.

6. Income Tax Information:

Classification of Distributions:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended October 31, 2015 and 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary Income	$(73,512,036)	$73,180,093
Return of capital	(404,557)	—
Total	$73,916,593	$73,180,093

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and taxable overdistributions. Accordingly, for the year ended October 31, 2015, the effect of certain differences were reclassified. The Fund decreased accumulated net investment loss by $597,111, decreased accumulated net realized loss by $163,593,555 and decreased paid in capital by $164,190,666. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2015, the Fund utilized $13,942,156 of capital loss carryovers. As of October 31, 2015, the Fund had available for tax purposes unused capital loss carryovers of $1,575,094,244, expiring on October 31, 2016, unused capital loss carryovers of $896,144,160, expiring on October 31, 2017, unused capital loss carryovers of $342,916,726, expiring on October 31, 2018 and unused capital loss carryovers of $24,530,686, expiring on October 31, 2019. During the year ended October 31, 2015, the Fund expired $164,214,963 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2015, with no expiration are as follows:

Short-Term	Long-Term
$86,506,331	$ —

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(2,925,192,147)
Unrealized appreciation	63,525,867
Total	$(2,861,666,280)

As of October 31, 2015, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

	Gross	Gross	Net unrealized
Cost of	unrealized	unrealized	appreciation/
investments	appreciation	depreciation	(depreciation)
$952,802,490	$122,413,185	$(57,638,835)	$64,774,350

The difference between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

Annual Report | October 31, 2015	21

Notes to Financial Statements (Continued)
October 31, 2015

7. Line of Credit:

On December 1, 2010, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”). On October 1, 2015 the Fund amended its Credit Facility Agreement which allows the Fund to borrow on a secured and committed basis. The maximum commitment amount is $300,000,000 however, the Fund may borrow up to 33 1/3% of its total assets on an uncommitted basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The maximum amount of the line of credit available is the lesser of 33.33% of the total assets of the Fund or the amounts disclosed above, including the amount borrowed. During the year ended October 31, 2015, the average borrowing by the Fund was $8,108,730 with an average rate on borrowings of 1.08%. During the year ended October 31, 2015, the maximum borrowing by the Fund was $68,849,431. Interest expense related to the loan for the year ended October 31, 2015 was $89,053. As of October 31, 2015, there was no outstanding loan for the Fund.

8. Reverse Stock Split:

On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. The net effect of the reverse stock split was to decrease the number of outstanding shares and increase the net asset value per share by a proportionate amount. The reverse stock split had no impact on the overall value of a shareholder’s investment in the Fund. Capital share transactions referenced in the Statement of Changes in Net Assets and per share and net asset value data in the Financial Highlights have been restated to reflect the reverse stock split.

9. Other Income:

Other income of $3,658,455 is recognized by the Fund as a result of a class action settlement related to improper foreign exchange contract transactions conducted by the Fund’s former Custodian. Of this amount, $3,658,455 is receivable as of October 31, 2015.

10. Subsequent Events:

Distributions: The Fund paid a distribution of $6,186,617 or $0.06 per common share on November 30, 2015 to common shareholders of record on November 20, 2015.

The Fund will also pay a distribution of $6,186,617 or $0.06 per common share payable on December 31, 2015 to common shareholders of record on December 23, 2015.

Report of Independent Registered Public Accounting Firm
October 31, 2015

To the Shareholders and Board of Trustees of
Alpine Total Dynamic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Alpine Total Dynamic Dividend Fund (the “Fund”) as of October 31, 2015, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2014 and the financial highlights for each of the four years then ended were audited by another independent registered public accounting firm whose report, dated December 29, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpine Total Dynamic Dividend Fund at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

New York, NY
December 24, 2015

Annual Report | October 31, 2015	23

Additional Information (Unaudited)
October 31, 2015

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Additional Information (Unaudited) (Continued)
October 31, 2015

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Change in Independent Registered Public Accounting Firm

Effective June 25, 2015, Deloitte & Touche LLP (“D&T”) was replaced as the independent registered public accounting firm to each of the following closed-end funds: Alpine Global Premier Properties Fund, Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund (each a “Fund”). The Board of Trustees of each Fund approved the dismissal upon recommendation by the Audit Committee of each Board.

D&T’s reports on the Funds’ financial statements for the fiscal years ended October 31, 2014 and October 31, 2013 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ fiscal years ended October 31, 2014 and October 31, 2013 and during the period from November 1, 2014 through the date of the semi-annual report, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On June 25, 2015, upon recommendation of the Audit Committee of each Fund’s Board of Trustees, each Fund’s Board of Trustees approved the engagement of Ernst & Young LLP (“EY”) as each Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2015. The selection of EY does not reflect any disagreements with or dissatisfaction by the Trusts or the Boards of Trustees with the performance of the Funds’ prior independent registered public accounting firm, D&T.

During the Funds’ fiscal years ended October 31, 2014 and October 31, 2013, and during the period from November 1, 2014 through the date of the semi-annual report neither the Funds, nor anyone on their behalf, consulted with EY items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a “reportable event” (as described in paragraph (a)(1)(v) of said Item 304).

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2015, the following percentage met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	16.26%
Qualified Dividend Income	35.41%

Annual Report | October 31, 2015	25

Additional Information (Unaudited) (Continued)
October 31, 2015

Shareholder Meeting

On May 20, 2015, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposals set forth below. The following votes were recorded:

Proposal 1: To elect Samuel A. Lieber as a Trustee to the Board of Trustees for a term of three years to expire at the 2018 Annual Meeting or until his successor has been duly elected and qualified.

Samuel A. Lieber
For	90,863,537
Withheld	4,020,738

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	60,243,925
Against	33,427,848
Abstain	1,212,495

Eleanor T. M. Hoagland, Jeffrey E. Wacksman, H. Guy Leibler and James A. Jacobson continued to serve as Trustees of the Trust following the Annual Meeting of Shareholders.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Additional Information (Unaudited) (Continued)
October 31, 2015

INDEPENDENT TRUSTEES

The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by visiting www.alpinefunds.com

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

H. Guy Leibler (1954)	Independent Trustee	Until 2016, since July 2006	President, Simone Healthcare development (since 2013); Private investor (since 2007).	13	Chairman Emeritus, White Plains Hospital Center (since 1988 to Present); Trustee of each of the Alpine Trusts (since 1996 to Present).**

Jeffrey E. Wacksman (1960)	Independent Trustee	Until 2017, since July 2006	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	13	Director, International Succession Planning Association; Director, Bondi Icebergs Inc. (women’s sportswear); Director, MH Properties, Inc. (a real estate holding company); Trustee of each of the Alpine Trusts.**

James A. Jacobson (1945)	Independent Trustee	Until 2016, since July 2009	Retired, (since 2008); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (sales and trading firm) (2003 to 2008).	13	Trustee of Allianz Global Investors Multi-Funds (since 2009 to Present); Trustee of PIMCO Closed-End Funds (since 2014); Trustee of PIMCO Managed Accounts Trust (since 2014); Trustee of each of the Alpine Trusts.**

Eleanor T.M. Hoagland (1951)	Independent Trustee	Until 2017, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011-2013); Vice President (2008 to 2010) and CCO (2009 to 2010), Ameriprise Financial Inc.	13	Trustee of each of the Alpine Trusts.**

Annual Report | October 31, 2015	27

Additional Information (Unaudited) (Continued)
October 31, 2015

INTERESTED TRUSTEE & OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Samuel A. Lieber*** (1956)	Interested Trustee and President	Until 2018, since July 2006	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	13	Trustee of each of the Alpine Trusts.**

Stephen A. Lieber**** (1925)	Executive Vice President	Indefinite, since July 2006	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	13	N/A

Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	13	N/A

Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since January 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	13	N/A

Joe C. Caruso (1971)	Treasurer	Indefinite, since December 2013	Fund Accountant, Alpine Woods Capital Investors, LLC since 2011; Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010)	13	N/A

Andrew Pappert (1980)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	13	N/A

*	As of October 31, 2015, Alpine Woods Capital Investors, LLC manages thirteen portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. As of October 31, 2015, the Trustees currently oversee thirteen portfolios within the six Alpine Trusts.

**	The Trustees are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”). Shareholders may contact the Trustee at c/or Alpine Woods Capital Investors, LLC, 2500 Westchester Ave., Suite 215, Purchase, NY 10577. Each Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-88-785-5578.

***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

****	Stephen A. Lieber is the father of Samuel A. Lieber.

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Trustees

Samuel A. Lieber

Eleanor T.M. Hoagland

James A. Jacobson

H. Guy Leibler

Jeffrey E. Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

Administrator &

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young

5 Times Square

New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3. Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The Board of Trustees has determined that James A. Jacobson and H. Guy Leibler are audit committee financial experts. Messrs. Jacobson and Leibler are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2014 was $77,058 and for fiscal year 2015 was $81,518.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2014 and $229 in fiscal year 2015. The fees in fiscal year 2015 were for professional services for auditor transition.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $11,183 in fiscal year 2014 and $6,620 in fiscal year 2015.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $6,725 in fiscal year 2014 and $16,614 in fiscal year 2015. The fees in fiscal year 2014 were for consulting and advisory services regarding enterprise risk management.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $67,250 in fiscal year 2014 and $0 in fiscal year 2015. The fees in fiscal year 2014 were for consulting and advisory services regarding enterprise risk management.

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which is comprised of the following members:

Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

James A. Jacobson

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting policies and procedures are attached hereto as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Name	Title	Length of Service	Business Experience 5 Years
Joshua Duitz	Portfolio Manager	Since December 2012	Mr. Joshua Duitz joined Alpine in February 2007, after eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.
Brian Hennessey	Portfolio Manager	Since December 2012	Mr. Brian Hennessey joined Alpine in December 2008, bringing nine years of investment experience. Mr. Hennessey has previously worked at Tribeca Global Investments (a former unit of Citigroup) and Litespeed Partners, Partners Re Asset Management and Putnam Investments.

(a)(2)	Other Accounts Managed as of December 15, 2015

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any

Joshua Duitz
Registered Investment Companies	3	498.8	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Brian Hennessey
Registered Investment Companies	2	307.0	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3)	Portfolio Manager Compensation as of December 31, 2015

Portfolio manager compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of assets managed, but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual, and is based upon criteria that incorporate management’s assessment of the Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well the portfolio manager’s corporate citizenship and overall contribution to the Firm.

(a)(4)	Dollar Range of Securities Owned as of December 15, 2015.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Joshua Duitz	$10,001 - $50,000
Brian Hennessey	$1 - $10,000

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share (1)	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (2)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs (2)

May	100,000	$9.063	100,000	(3)
June	59,400	$8.943	59,400	(3)
July	320,000	$8.671	320,000	(3)
August	168,500	$8.572	168,500	(3)
September	-	-	-	(3)
October	-	-	-	(3)
Total	647,900	$8.730	647,900	(3)

(1)	Average price per share includes commissions paid
(2)	On February 27, 2013, the Fund’s Board of Trustees announced a share repurchase plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, its outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods Capital Investors, LLC, and subject to market conditions and investment considerations. The Board will continue to monitor the Repurchase Plan, which can be terminated at any time. Additionally, a notice that the Registrant may purchase at market prices from time to time its common shares in the open market in accordance with Section 23(c) of the Investment Company Act of 1940 is included in the Registrant’s Semi-Annual and Annual reports.
(3)	The Repurchase Plan did not specify a number of shares that may be purchased. The amount and timing of Repurchases is at the discretion of the Fund’s investment adviser and is monitored by the Board of Trustees.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(a)(4)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7 as EX-99.PROXYPOL.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	December 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	December 31, 2015